                                                                   Exhibit 10.10

                        ARTICLE I - REFERENCE DATA

       Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Article:

LANDLORD AND LANDLORD'S ADDRESS:

             Lisa Ryan, Jeanne Kubiak &
             Roberta Whittier, Trustees for
             HEGA REALTY TRUST
             c/o Hampstead Hospital
             East Road
             Hampstead, NH 03841

TENANTS AND TENANT'S ADDRESS:

             Systems Consulting Company, Inc.
             537 Congress Street, Suite 500
             Portland, Maine 04101
             883-5052 (Mark @ Home)
             761-0079 (Work)

SCHEDULED TERM COMMENCEMENT DATE: November 1,1996

TENANT'S SPACE: 537 Congress Street, Suites 500, 501 & 404, Portland, Maine

TERM: Three (3) Years

OPTION:           One (1) - two (2) year option at;
                  Year 4: $10.50 per sq. ft. or $20,117.13/month
                  Year 5: $11.00 per sq. ft. or $21,075.08/month

BASE RENT:        Year 1: $6.00 per sq. ft. or $11,495.50/month
                  Year 2: $8.18 per sq. ft. or $15,672.20/month
                  Year 3: $10.18 per sq. ft. or $19,504.03/month

SECURITY DEPOSIT: $600.00 (Received $175.00 on 9/1/89)

RENTABLE FLOOR AREA OF TENANT'S SPACE: Approximately 22,991 Square Feet

PERMITTED USES: The premises may be used solely by the Tenant for the sole purpose of carrying on general office uses, including computer programming and consulting and for no other use or purpose without the prior written consent of the Landlord in each instance.

REOUIRED PUBLIC LIABILITY INSURANCE:

                Bodily Injury - $1,000,000/1,000,000
                Property Damage - $500,000


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

                              ARTICLE II - PREMISES

       In consideration of the rent and of the covenants hereinafter contained, the Landlord does hereby lease to the Tenant, and Tenant hereby leases from the Landlord certain space, situated on the fourth and fifth floor of the J.B. Brown Building located at 537 Congress Street, Portland, Maine, which space is more specifically known as Suites 500, 501 and 404 and is hereinafter referred to as the premises. Said premises shall be used by the Tenant only for those purposes designated in Article I and for no other purpose or purposes.

                               ARTICLE III - TERM

       3.01 The term of this lease shall commence on November 1, 1996 and shall terminate three (3) years thereafter.

                                ARTICLE IV - RENT

       4.01 The tenant shall pay base rent in equal monthly installments in advance on the first day of each month during the term hereof, said rent to be prorated for portions of a calendar month at the beginning or end of said term, all payments to be made to the Landlord or to such agent and at such place as the Landlord shall from time to time in writing designate, the following being now so designated: DIRIGO MANAGEMENT COMPANY. INC., 45 EXCHANGE STREET. PORTLAND, MAINE 04101. If Tenant does not pay base rent, supplemental and additional rents, other fees and charges due pursuant to the terms of this Lease, then the Landlord, in its sole discretion, may charge, in addition to any other remedies it may have, a late charge for each month or part thereof that the Tenant fails to pay the amount due after the due date. The late charge shall be one-twelfth (1/12) of the annual prime rate at Casco Northern Bank existing at the time that the late charge is to be assessed multiplied by the amount unpaid. Any payments made by check that are returned are subject to a $25.00 service charge.

       4.02 No payment by the Tenant or receipt by the Landlord of a lesser amount than the monthly installments of rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and the Landlord may accept such check for payment without prejudice to the Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided.

                         ARTICLE V - LANDLORD COVENANTS

       5.01 Landlord covenants and agrees that it will without additional charge furnish the following;

              (a) Heating and cooling of the Tenant's space;

              (b) Elevator service;

              (c) Water for drinking and ordinary sanitary purposes. If the Tenant requires water for any other purpose, it shall pay for the same and any sewer charges


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              connected therewith, and shall at its own expense, install a meter or measuring device for said purpose unless the Landlord shall elect to supply water and invoice the Tenant for the same at the going rate charged by the utility company supplying the same;

              (d) Cleaning and janitor service in the common areas equal in scope, quality, and frequency to that provided in first class office buildings in the City of Portland;

              (e) Maintenance and repair of the roof, exterior walls, windows, structure, heating and plumbing systems, and electrical system and common areas and common facilities of the building as necessary to maintain them in good order and condition; provided however, that any such maintenance or repairs made necessary by fault or neglect of the Tenant or the employees and visitors of the Tenant shall be at the expense of the Tenant and the Tenant shall pay all costs thereof;

              (f) Snow removal

       5.02 The Landlord shall not be liable to anyone for interruption in or cessation of any service rendered to the premises or building or agreed to by the terms of this Lease, due to any accident, the making of repairs, labor difficulties, trouble in obtaining fuel, electricity, service or supplies from the sources from which they are usually obtained for said building, or any cause beyond the Landlord's control; excepting the negligence or intentional acts of the Landlord, its agents or employees, and except to the extent that the liability of the Landlord is insured by virtue of a general comprehensive Landlord public liability insurance policy, which the Landlord agrees to maintain with respect to the building;

                          ARTICLE VI - TENANT COVENANTS

       6.01 The Tenant acknowledges by entry thereupon that said premises are in good satisfactory order, repair and condition, and covenants during said term;

              (a) To pay, when due, all rent and other charges set forth herein; electricity for Tenant's lights and plugs, all charges for trash removal, for telephone, and other communication systems used at, and supplied to, the premises, and other utilities not provided by the Landlord; light bulbs and ballasts after initial installation;

              (b) To keep said premises in as good order, repair and condition as the same are in at the commencement of said term or may be put thereafter, damage by fire or unavoidable casualty and reasonable use and wear excepted; and, at the termination of this Lease, peaceably to yield up said premises and all additions, alterations and improvements thereto in such good order, repair and condition, first removing all goods and effects not attached to the premises, repairing all damage caused by such removal, and leaving the premises clean and tenantable. If the Landlord in writing permits the Tenant to leave any such goods and chattels at the premises, and the Tenant does so, the Tenant shall have no further claims and rights in such goods and chattels as against the Landlord or those claiming by, through or under the Landlord;


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

              (c) The Tenant shall not erect or install any sign or other type display whatsoever, upon the exterior of the building, without the prior express written consent of the Landlord; and the Landlord shall have the right to require that the Tenant's sign be of a particular type, size, quality, and style and that the same be placed and maintained in such location as the Landlord may designate; and the Tenant shall not use in, on or about the demised premises any advertising medium which may be heard or experienced outside thereof, such as flashing lights, flashlights, loudspeakers, phonograph records, or radio broadcasts without first having obtained the Landlord's written consent which shall not be unreasonably withheld;

              (d) Not to injure or deface said premises or building; not to permit on said premises any auction sale, inflammable fluids, chemicals, nuisance, objectionable odor; not to permit the use of said premises for any purpose other than set forth herein or any use thereof which is improper, offensive, contrary to law or ordinance, or liable to invalidate or increase the premiums for any insurance on the building or its contents or liable to render necessary any alterations or additions to the building;

              (e) Not to obstruct in any manner any portion of the building not hereby demised or the sidewalks or approaches to said building or any inside or outside windows or doors; and to conform to all reasonable rules and security regulations now or hereafter made by the Landlord for the care and use of said premises, the building, its facilities and approaches;

              (f) Not to assign this Lease nor make any sublease at any time without the Landlord's consent which shall not be unreasonably withheld; provided, however, that in the event of any such assignment, subletting, or permitted action by the Tenant, the Tenant shall continue until the end of the term hereof to be fully obligated to fulfill all of the terms and conditions hereof;

              (g) Not to make any alterations, nor to permit the making of any holes in any part of said building, nor to paint or place any signs, drapes, curtains, shades, awnings, aerials or flagpoles or the like, visible from the outside of said premises, that is, from outdoors or from any corridor or other common area within the building, nor to permit anyone except the Tenant to use any part of the premises for desk space or for mailing privileges without on each occasion obtaining prior written consent of the Landlord;

              (h) Not to move any safe, heavy equipment, freight, bulky matter or heavy fixtures in or out of the building except at such times and in such manner as the Landlord shall designate after written request from the Tenant; and to place and maintain business machines and mechanical equipment in such settings as will most effectively reduce noise and vibration;

              (i) Not to place a load upon any floor of the premises in excess of 50 pounds live load per square foot or in violation of what is allowed by law;

              (j) That the Landlord may enter the premises to install, maintain, use, repair and


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

              replace pipes, ducts, wires, meters and any other equipment, machinery, apparatus and fixtures in said premises to serve said premises and to serve other parts of said building;

              (k) To save the Landlord harmless and indemnify as follows; (i) the Tenant covenants at its sole cost and expense at all times during the Lease Term to defend and save the Landlord free, harmless and indemnified from all injury, loss, claims or damage (including reasonable attorney's fees and expenses) to any person or property arising from, related to or in connection with the use and occupancy of the Demised Premises or conduct or operation of the Tenant's business, except for any loss caused by the negligence or willful misconduct of the Landlord, its agent or employees; (ii) the Tenant shall store its property in and shall occupy the Demised Premises and all other portions of the building at its own risk;

              (l) To maintain with responsible companies authorized to do business in the State of Maine and approved by the Landlord, liability insurance, with contractual liability endorsement covering the matters set forth in Subsection 1 above, against all claims, demands or actions for injury to or death of any one person in an amount of not less than One Million ($1,000,000) Dollars and for injury to or death of more than one person in an amount of not less than One Million ($1,000,000) Dollars and for damage to property in an amount of not less than Five Hundred Thousand ($500,000) Dollars made by or on behalf of any person, firm or corporation, arising from, related to, or connected with the conduct or operation of the Tenant's business, or caused by acts or omissions of the Tenant or anyone claiming a right to be on or about the property by reason of permission granted by the Tenant which is either express or implied, or by any of the Tenant's officers, agents, servants, suppliers, employees, or contractors. All insurance provided by the Tenant as required by this Subsection shall name the Landlord and the lessor under any underlying or overriding lease as additional insureds as their interests may appear and shall include the holder of any mortgage on the fee or on any underlying or overriding leasehold estate under a standard mortgagee clause to the extent the Landlord informs the Tenant of the same in writing. On or before the commencement date, the Tenant shall deliver to the Landlord the original insurance policy or policies, or appropriate certificates, together with satisfactory evidence of the payment of the premiums associated therewith;

              (m) To hold all property of the Tenant, including fixtures, furniture, equipment and the like of the Tenant, or of any other owner situated at the premises, at the Tenant's own risk, and to pay when due all taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind owned or placed in, upon or about said premises by the Tenant;

              (n) Upon reasonable advance notice, to permit the Landlord or its agents to examine the premises at reasonable times and, if the Landlord shall so direct, to make any repairs or additions and, at the Tenant's expense to remove any alterations, additions, signs, drapes, curtains, shades, awnings, aerials or flagpoles, or the like, not consented to in writing; and to show the premises to


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

       prospective tenants during the six (6) months preceding the expiration of this Lease;

       (o) To permit the Landlord at any time or times to decorate common areas, and to make, at its own expense, repairs, alterations, additions and improvements, structural or otherwise, in or to said building or any part thereof, and during such operations to take into and through said premises or any part of the building all materials required and to close or temporarily suspend operation of the entrances, doors, corridors, elevators or other facilities, Landlord agreeing, however, that it will carry out such work in a manner which will cause the Tenant a minimum inconvenience and business interruption;

       (p) Not to install any vending machines or food service equipment in the demised premises without first obtaining the Landlord's prior written approval, which approval shall not be unreasonably withheld; except for the Tenant's coffee machine, microwave and refrigerator;

       (q) To exercise reasonable efforts to prevent any employee of the Tenant from violating any covenant or obligation of the Tenant hereunder;

       (r) In the case of any lien attaching by reason of the conduct of the Tenant to immediately pay and remove the same; this provision shall not be interpreted as meaning that the Tenant has any authority or power to permit any lien of any nature or description to attach to or be placed upon the Landlord's title or interest in the building, the premises, or any portion thereof;

       (s) To keep the premises equipped with all safety appliances required by law or any public authority because of the use made by the Tenant of the premises;

       (t) That the rights and remedies to which the Landlord may be entitled under the terms of this Lease are cumulative and are not intended to be exclusive of any other rights or remedies to which the Landlord may be properly entitled in case of any breach or threatened breach by the Tenant of any portion of the Lease;

       (u) That acceptance by the Landlord of a lesser sum than the base rent, supplemental rent or other fees or charges then due shall not be deemed to be other than on account of the earliest installment of such rent or other fees or charges due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other payments be deemed an accord and satisfaction and the Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease. The delivery of keys to any employee thereof shall not operate as a termination of this Lease or a surrender of the premises;

       (v) To pay Landlord's expenses, including reasonable attorney's fees, incurred in enforcing any obligation of this Lease which has not been complied with;

       (w) That without limitation of anything elsewhere herein contained, the Landlord


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       may;

              (i) designate and change the name and street address of the building; provided, however, that the Landlord shall first give reasonable notice thereof to the Tenant;

              (ii) retain and use in appropriate instances keys to all doors within and into the premises and to change the locks to the premises if the Landlord deems it advisable and provides Tenant with reasonable advance notice and keys to such new locks. No lock shall be changed by the Tenant without prior written consent of the Landlord;

              (iii) enter upon the premises and exercise any and all of the Landlord's rights without being deemed guilty of an eviction or disturbance of the Tenant's use or possession and without being liable in any manner to the Tenant;

       (x) That the Tenant shall not remove any of its fixtures from the premises at any time that the Tenant is in default under any of the terms of this Lease (except for white boards and bulletin boards);

       (y) In the event the Tenant wishes to provide outside services for the demised premises over and above those services to be provided by the Landlord as set forth herein, the Tenant shall first obtain the prior written approval of the Landlord for the installation and/or utilization of such services, which approval shall not be unreasonably withheld or delayed. "Outside services" shall include but shall not be limited to cleaning and moving services, security services, catering services and the like. In the event the Landlord approves the installation and/or utilization of such services, such installation and utilization shall be at the Tenant's sole cost, risk and expense.

                           ARTICLE VII - SUBORDINATION

       7.01 The Tenant agrees that, at the election of the Landlord, that this Lease shall be subject and subordinate to the lien of any mortgage which may now hereafter be placed on, encumber, or affect the real property of which the premises are a part and to all renewals, modifications, consolidations, and replacements. When requested to do so by the Landlord, the Tenant agrees to execute, acknowledge, and deliver to the Landlord an instrument, in proper form for recording, wherein the Tenant agrees to and does subordinate this Lease to the lien of the mortgages above mentioned.

       The Landlord agrees to use its best efforts to promptly obtain from each and every mortgagee of the premises a non-disturbance agreement whereby the mortgagee shall agree that, should the mortgagee assume the management responsibility for the premises, the mortgagee will permit the Tenant to continue to operate under this Lease.

                ARTICLE VIII - CASUALTY DAMAGE AND EMINENT DOMAIN

       8.01 If at any time during the lease term the premises shall be damaged or destroyed by


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

fire or other casualty, then the Landlord shall have the election to terminate this Lease or to repair and reconstruct the premises to the condition thereof immediately prior to such damage or destruction. Unless such fire or other casualty shall have been caused by the negligence of the Tenant, its agents, employees, or invites, rent shall abate proportionately during the period and to the extent that the premises are unfit for the use by the Tenant in the ordinary conduct of its permitted uses hereunder. If the Landlord has elected to repair and restore the premises, this Lease shall continue in full force and effect and such repairs will be made within a period of thirty (30) days. If the Landlord fails to complete such repairs within thirty days of such fire or other casualty, the Tenant may terminate this Lease, without any further liability hereunder, by written notice to the Landlord.

       8.02 If the whole or any part of the demised premises shall be acquired or condemned by eminent domain for any public or quasipublic use or purpose, then and in that event, the term of this Lease shall cease and terminate from the date of title vesting in such proceedings and the Tenant shall have no claim against the Landlord for the value of any unexpired term of said lease and the Tenant shall not be entitled to any part of any award that may be made for such taking.

                           ARTICLE IX - TENANT DEFAULT

       9.01 The Tenant shall have thirty (30) days after written notice requesting compliance is received from the Landlord to cure any default under this Lease; provided that, notwithstanding the above, the Tenant shall have five
(5) days after the due date thereof (without any written notice requirement) to cure any default in the payment of rent. If the Tenant shall abandon or vacate said premises before the end of the term of this Lease, or shall suffer the rent to be in arrears, or default under any of the terms or conditions of this Lease, the Landlord may, at his option, forthwith cancel this Lease or he may enter the premises as the agent of the Tenant, by force or otherwise, without being liable in any way therefor, and relet the premises with or without any furniture that may be therein, as the agent of the Tenant, at such price and upon such terms and for such duration of time as the Landlord may determine, and receive the rent therefor, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by the Landlord in such reletting, the said Tenant shall pay any deficiency; or the Landlord, at his option, may declare the entire rent for the balance of the term hereof due and payable forthwith.

                         ARTICLE X - LANDLORD SELF-HELP

       If the Tenant shall default in the performance or observance of any agreement or condition in this Lease contained on its part to be performed or observed, other than an obligation to pay money, and shall not cure such default as provided herein, the Landlord may, at its option, without waiving any claim for damages for breach of this Lease, at any time thereafter, cure such default for account of the Tenant, any amount paid or any liability incurred by the Landlord in so doing shall be deemed paid or incurred for the account of the Tenant, and the Tenant agrees to reimburse the Landlord thereof.

                          ARTICLE XI - LANDLORD DEFAULT

       The Landlord shall in no event be in default in the performance of any of his obligations hereunder unless and until the Landlord shall have failed to perform such obligations within


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thirty (30) days or such additional time as is reasonably required to correct any such default after notice by the Tenant to the Landlord properly specifying wherein the Landlord has failed to perform any such obligation.

                              ARTICLE XII - NOTICES

       Any notice from the Landlord to the Tenant or from the Tenant to the Landlord shall be deemed duly served if mailed by Certified Mail addressed, if to the Tenant, at said premises after the term of this Lease has commenced and, prior to that time, at Tenant's address or if to the Landlord, at the place from time to time established for the payment of rent, and the customary Certified Mail receipt shall be conclusive evidence of such service.

                      ARTICLE XIII - SUCCESSORS AND ASSIGNS

       The covenants and agreements of the Landlord and the Tenant shall run with the land and be binding upon and inure to the benefit of them and their respective heirs, executors, administrators, successors and assigns.

                             ARTICLE XIV - HOLDOVER

       If the Tenant fails to vacate the premises at the termination of this Lease, then the terms of this Lease including all provisions for rent and other charges and fees shall be applicable during said holdover period, but this provision shall not be interpreted as consent or permission by the Landlord for the Tenant to holdover at the termination of this Lease and terms of this holdover provision shall not preclude the Landlord from recovering any other damages which it incurs as a result of Tenant's failure to vacate the premises at the termination of this Lease.

                          ARTICLE XV - QUIET ENJOYMENT

       The Landlord covenants and agrees with the Tenant that so long as the Tenant pays the rent and observes and performs all the terms, covenants and conditions on the Tenant's part to be observed and performed, the Tenant may peaceably and quietly have, hold, occupy and enjoy the demised premises and all appurtenances thereto without hinderance or molestation.

                      ARTICLE XVI - LIMITATION OF LIABILITY

       The Tenant agrees to look solely to the Landlord's interest in the building and the Landlord's insurance for recovery of any judgment from the Landlord; it being agreed that the Landlord is not personally liable for any such judgment.

                         ARTICLE XVII - LANDLORD'S WORK

       17.01 The Landlord will construct the leased premises as described on Exhibit B. Any Tenant work shall be performed by the Tenant at its own cost and expense. Tenant's work may be performed only by contractors or subcontractors approved in advance by the Landlord; such approval shall not be unreasonably withheld. All Tenant's work shall be performed in a thoroughly first-class workmanlike manner.

       17.02 The Tenant shall have access to the premises before the commencement date of


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the lease term, provided, however, that the Tenant assumes any risks attendant on its entry into the leased premises before the completion thereof, as though this Lease were in effect.

                          ARTICLE XVIII - MISCELLANEOUS

       18.01 If the Tenant is more than one person or party, then the Tenant's obligations shall be joint and several. Unless repugnant to the context, "Landlord" and "Tenant" mean the person or persons, natural or corporate, named above as the Landlord and the Tenant respectively, and their respective heirs, executors, administrators, successors and assigns.

       18.02 The Landlord and the Tenant agree that this Lease shall not be recordable. The Landlord and the Tenant shall enter into an agreement in recordable form, setting forth the actual commencement and termination dates of this Lease.

       18.03 If any provision of this Lease or its application to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

       18.04 All alterations, decorations, partitions, installations, carpeting, additions or improvement upon the demised premises, made by either party, including, but not limited to, all paneling, decorations, partitions, railings, and the like, affixed to the realty shall, unless the Landlord elects otherwise, become the property of the Landlord and shall remain at the premisses upon, at the end of the Lease Term. In the event the Landlord shall so elect, then such alterations, decorations, installations additions or improvements made by the Tenant upon the demised premises as the Landlord shall designate, shall be removed by the Tenant and the Tenant shall restore the demised premises to its original condition at the Tenant's sole expense at or prior to the Expiration Date or such other earlier termination of this Lease.

       18.05 The Tenant shall deposit $600.00 with the Landlord at the signing of this Lease, which deposit may at the Landlord's sole option be used to cure any default hereunder by the Tenant, including costs for damage to the leased premises or missing items, and the Tenant agrees to immediately reimburse the Landlord for any such sum so applied from the deposit. SAID DEPOSIT SHALL NOT BE USED AS THE RENT FOR THE FINAL MONTH OF THE TERM. The Landlord agrees to refund to the Tenant the deposit, less sums expended in accordance with the Lease, within 7 days of the termination of the lease.

       18.06 The submission of this Lease or a summary of some of or all of its provisions for examination by the Tenant does not constitute a reservation of or option for the premises or an offer to lease said premises.

                      ARTICLE XIX - NO HAZARDOUS MATERIALS

       19.01 Tenant agrees it shall not cause or permit to occur any violation of any federal, state or local law, ordinance or regulation now or hereafter enacted, related to environmental conditions on, under or about the Demised Premises or arising from Tenant's use or occupancy of the Demised Premises, including but not limited to soil and groundwater conditions. It is further agreed Tenant shall not permit the use, generation, release, manufacture, refining,


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

production, processing, storage, or disposal of any hazardous substances on, under or about the Demised Premises or the transportation to or from the Demised Premises of any hazardous substance.

       Tenant further agrees it shall indemnify, defend and hold harmless, Landlord, the manager of the property and their respective officers, directors, beneficiaries, shareholders, patrons, agents and employees from all fines, suits, procedures, claims and actions of every kind and costs associated therewith (including attorneys' and consultants' fees) arising out of or in any way connected with any deposit, spill, discharge or other release of hazardous substances by the Tenant that occurs during the term of this Lease at or from the Demised Premises or which is caused by Tenant at any time from Tenant's use or occupancy of the Demised Premises or from Tenant's failure to provide all information, make all submissions and take all steps required by all authorities under the laws and all other environmental laws. Tenant's obligations and liabilities under this Article (XIX) shall survive the expiration of this Lease.

                       ARTICLE XX - ESTOPPEL CERTIFICATES

       20.01 Landlord and Tenant agree, at any time and from time to time, upon not less than five (5) business days' prior written request by the other, to execute, acknowledge and deliver to the requesting party a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same are in full force and effect as modified and stating the modifications), that to the knowledge of such party no uncured defaults exist hereunder (or if any such defaults exist, specifying the same), and the dates to which the rents and other charges due hereunder have been paid in advance, if any, it being intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchase or mortgagee of, or assignee of any mortgage upon, the building.

       Executed this 24 day of May, 1996.

WITNESS:                      BY:

Carol R. Potts                    /s/ Peter S. Shapinsky
-----------------                 -------------------------------
                                  Landlord: Peter S. Shapinsky
                                  Authorized Agent for HEGA Realty Trust


Carol R. Potts                    /s/ Mark C. Tilly
-----------------                 -------------------------------
                                  Tenant: Systems Consulting Company, Inc.
                                  By Mark C. Tilly, Its Treasurer


Carol R. Potts                    /s/ Alan Hyman
-----------------                 -------------------------------
                                  Tenant: Systems Consulting Company, Inc.
                                  By Alan Hyman, Its President


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

                                    EXHIBIT A

                              RULES AND REGULATIONS

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than for ingress to and egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner, using elevators and passageways designated for such delivery by Landlord. There shall not be used in any space, or in public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building, and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No curtains, blinds, shades, or screens other than those furnished by Landlord shall be attached to, hung in or used in connection with any window or door of the Premises without the prior written consent of Landlord.

5. No advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Landlord, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to Landlord.

6. No boring, butting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used


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

       in interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Landlord the cost thereof.

8. Freight, furniture, business equipment, safes, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the Lease of which these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the building or its desirability as building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinuing such advertising.

11. Tenant shall not bring or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

12. Tenant shall comply with all security measures from time to time established by Landlord for the Building.

13. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and any other means of entry to the Premises closed and secured.

14. Tenant shall not install and operate machinery or any mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises without the written permission of Landlord.

15. No person or contractor not employed or approved by Landlord shall be used to perform window washing, cleaning, repair or other work in the Premises.

16. No vending machines other than those furnished by the Landlord are to be placed in any hallways or building common areas.


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

                           EXHIBIT B - LANDLORD'S WORK

1. The Landlord agrees to a maximum allowance of $5,000 to cover any and all costs associated with connecting suites 500 and 501. These costs may include but are not limited to, demolition, carpentry, painting, electrical, lighting, flooring, HVAC, and ceilings. Any costs above the $5,000 Landlord allowance shall be the sole responsibility of the Tenant.

                               EXHIBIT C - OPTIONS

       At any time during which the Tenant is not in default under this Lease, the Tenant shall have one (1) option to renew this for an additional term of two
(2) years by giving the Landlord written notice of its election to do so at least six (6) months before the date the original Lease term expires. The annual/monthly rent payable during the option term shall be at the rates shown on page 1, Article I.

                              EXHIBIT D - PARKING

       The Tenant shall have the right during the term of this Lease or any of the option period that has been exercised, to utilize twelve (12) parking spaces located in the Tolman Place Parking Lot for an additional charge of $55.00 per parking space per month. This monthly charge is subject to change from time to time but any increase will not exceed 10% per year.

       In addition, the Tenant shall have the right during the term of this Lease or any of the option period that has been exercised, to utilize the parking spaces located in the Gateway Parking Garage that are currently leased on a monthly basis by the Landlord. All costs associated with the rental of these spaces at the Gateway Garage are the sole responsibility of the Tenant. The Tenant acknowledges that the Landlord does not control these Gateway Garage parking spaces and may be asked by the Owners of the Gateway Garage to vacate at anytime. In this event, the landlord shall not be obligated to secure additional parking for the Tenant.


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